UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21329

AGILE FUNDS, INC.
(Exact name of registrant as specified in charter)

4909 Pearl East Circle, Suite 300, Boulder, Colorado			80301
(Address of principal executive offices)			(Zip code)

Marc Nicolay, President Tactical Allocation Services LLC 4909 Pearl East Circle, Suite 300 Boulder, Colorado 80301
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-440-6500

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2005

Item 1.  Reports to Stockholders.

AGILE FUNDS, INC.

P. O. Box 1355

Denver, CO 80201-1355

1.866.84.AGILE

(866.842.4453)

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

This material must be accompanied or preceded by a current prospectus. Please read it carefully before investing.

For more information, please call 1.866.842.4453.

ALPS Distributors, Inc., distributor

ANNUAL REPORT

October 31, 2005

PRESIDENT’S LETTER

October 31, 2005

To our valued shareholders:

One year ago, the Agile Multi-Strategy Fund was in transition. I am pleased to report that for the most part many of the changes that were put in place at the end of 2004 and the beginning of 2005 have had a positive effect on the Fund. And while not everything worked out exactly as planned, I do believe that a strong foundation has been created.

To better understand this, it may be helpful to first briefly discuss the strategy exposures of the Fund’s investments. As the Fund’s name implies, it was always intended that many different strategies and managers would be used to help achieve the Fund’s investment objective. As of the end of the fiscal year, the Fund had assets allocated to two sub-advisers, Centaur Capital Partners, L.P. and Quantitative Equity Strategies, LLC. In addition to these asset allocations, the Fund also had a large holding, nearly 74% of the total value of the Fund, in the Agile Dynamic Linked Warrants. Unlike typical warrants, whose value may change due to the exposure of a single stock, the reference basket of these warrants provided exposure to 19 strategies. The combined strategy breakdown on page 3 of this Annual Report shows the combined weighting of these exposures.

One of the reasons for the large allocation to the warrants and the relatively high number of strategies within the warrants is that the Adviser has greater flexibility in changing the Fund’s exposures within the reference portfolio. In a sense, the warrant structure provides a greater opportunity for the Fund to be Agile.

In aggregate over the last fiscal year, the strategies that have produced the most negative performance during this period have been convertible arbitrage, fixed-income arbitrage and the trading strategies. Many of the losses in these strategies occurred early in the year 2005 with one significant exception. One of the fixed-income strategies experienced significant declines in early October in large part due to the devastating impact of hurricane Katrina. This loss represents the single largest negative impact to Fund performance and significantly contributed to the poor October performance. It should be noted that the Fund no longer has exposure to most of these strategies.

While October’s performance was disappointing, there have been many positives this year. For example, four of the Fund’s five best performing months, going back to the inception of the Fund, occurred in the four months just prior to October. The strong performance of these [four] months was driven primarily by the long/short equity and event driven strategies. Another positive has been the Fund’s ability to control downside risk since inception as reflected by the fact that, with the exception of October of this year, the Fund has outperformed the S&P 500 Index in every month that index has lost money.

The focus of the Adviser going forward is to continue building on the many positive aspects of the underlying portfolio in an effort to maintain the upside potential while working to reduce the magnitude and duration of the drawdowns.

Once again I would like to thank you for your continued investment in the Agile Multi-Strategy Fund. The Adviser, Sub-Advisers, Officers, and Directors are dedicated to the continued improvement and success of the Fund.

Sincerely,

Marc Nicolay
President/CEO

Certain portions of this letter may contain a discussion of positions and/or recommendations as of a specific prior date. Due to various factors, including changing market conditions, such discussion may no longer be reflective of current position(s) and/or recommendation(s). No reader should assume that any such discussion serves as the receipt of, or a substitute for, personalized advice from Tactical Allocation Services, Inc. or from any other investment professional. Past performance is not indicative of future results. Therefore, no reader should assume that future performance of any specific investment, investment strategy or product made reference to directly or indirectly in this newsletter, will be profitable or equal the corresponding indicated performance level(s). Different types of investments involve varying degrees of risk, and there can be no assurance that any specific investment will either be suitable or profitable for a specific reader’s investment portfolio.

FUND EXPENSES

October 31, 2005

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as the 1% fee on redemption of Fund shares made within 60 days of purchase) and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on May 2, 2005 and held until October 31, 2005.

Actual Return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transaction fees were included, your costs would have been higher.

Agile Multi-Strategy Fund

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period*
	5/2/05	10/31/05	(5/2/05-10/31/05)
Actual Fund Return	$1,000.00	$998.91	$22.87
Hypothetical Fund Return	$1,000.00	$1,002.18	$22.91

* Expenses are equal to the Fund’s annualized expense ratio of   4.56%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the half-year period).

STRATEGY BREAKDOWN

October 31, 2005

PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the Agile Multi-Strategy Fund and the Standard & Poor’s (“S&P”) 500 Index.

		Annualized
Performance	Since Inception	1 Year	Since Inception
Agile Multi-Strategy Fund	(8.30)%	(1.50)%	(4.76)%
S&P 500 Index	8.48%	8.72%	4.69%

The total return figures represent past performance and are not indicative of future results. Current performance may be higher or lower than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return figures are net of all fund expenses and reflect all fee waivers. Without these fee waivers, total return would have been lower. To obtain most recent month-end performance call toll free 1.866.84.AGILE.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Standard & Poor’s 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely-held common stocks. It is an unmanaged index.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Agile Multi-Strategy Fund

We have audited the accompanying statement of assets and liabilities of Agile Multi Strategy Fund (the “Fund”), including the schedule of investments, as of October 31, 2005, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Agile Multi-Strategy Fund as of October 31, 2005, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Greenwood Village, Colorado
December 16, 2005

STATEMENT of INVESTMENTS

October 31, 2005

	Shares	Market Value
COMMON STOCK - 12.95%
BASIC MATERIALS - 2.01%
Aber Diamond Corp.	3,100	$96,261
Dundee Precious Metals*	34,500	273,091
Newmont Mining Corp.	4,800	204,480
		573,832

COMMUNICATIONS - 1.36%
Atlantic Tele-Network	5,000	165,250
NetFlix Inc.*	7,000	184,870
NETGEAR Inc.*	2,000	39,100
		389,220

CONSUMER, CYCLICAL - 3.11%
Bandag Inc. - Class A	4,200	152,880
Barnes & Noble Inc.	3,500	126,560
Costco Wholesale Corp.	3,900	188,604
Lone Star Steakhouse	4,100	105,821
MileMarker International	28,500	94,905
Sleep Country Canada Income Fund	14,200	220,598
		889,368

CONSUMER, NON-CYCLICAL - 1.93%
Industrias Bachoco ADR	4,400	80,080
Lab Corp. of America*	1,755	84,679
QLT Inc.*	29,000	205,030
Tesco PLC - Sponsored ADR	11,200	182,000
		551,789

ENERGY - 1.61%
Exxon Mobil Corp.	3,500	196,490
Kinder Morgan Inc.	1,900	172,710
Meridian Resource Corp*	20,000	90,600
		459,800

FINANCIALS - 0.47%
Alliance Capital Management	900	47,637
NETeller PLC*	7,000	85,367
		133,004

TECHNOLOGY - 1.93%
Cree Inc.*	2,700	64,908
EPIQ Systems Inc.*	6,200	118,110
Intuit Inc.*	3,900	179,127
Microsoft Corp.	7,400	190,180
		552,325

UTILITIES - 0.53%
Pico Holdings Inc.*	4,551	152,822

TOTAL COMMON STOCK (Cost $3,511,709)		3,702,160

	Shares	Market Value
EXCHANGE-TRADED FUNDS - 3.95%
iShares Lehman 1-3	4,621	$371,205
iShares Lehman 7-10	4,400	365,728
SPDR Trust Series 1	3,252	391,053
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,126,456)		1,127,986

WARRANTS - 73.68% (Note 7)
Agile Dynamic Fund Linked Warrant	912	21,067,200
TOTAL WARRANTS (Cost $21,244,260)		21,067,200

MONEY MARKET MUTUAL FUNDS - 0.00%**
First American Prime Obligations Fund - Class A	439	439
First American Prime Obligations Fund - Class Y	838	838
TOTAL MONEY MARKET MUTUAL FUNDS (Cost $1,277)		1,277

	Principal Amount
U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.32%
Federal Home Loan Bank Discount Note, DUE 11/01/2005, 3.549%	$2,666,000	2,666,000
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,666,000)		2,666,000

	Number of
	Contracts
OPTIONS PURCHASED - 0.68%
CALLS - 0.17%
NAME/EXPIRATION DATE/EXERCISE PRICE
Laboratory Corp., 01/20/07, $30	20	40,100
Microsoft Corp., 01/19/08, $20	12	8,940
		49,040
PUTS - 0.51%
General Motors Corp., 01/21/06, $40	15	19,575
iShares Russell 2000, 02/18/06, $70	45	30,600
MBIA Inc., 01/20/07, $65	8	8,440
S&P 500 Index Option, 03/18/06, $1,250	1	6,000
S&P Future, 06/16/06, $1,100	17	82,025
		146,640

TOTAL OPTIONS PURCHASED (Cost $217,513)		195,680

TOTAL INVESTMENTS - 100.58% (Cost $28,767,215)		28,760,303

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.58)%		(165,588)
NET ASSETS - 100.00%		$28,594,715

* Non-income Producing Security

** Less than .005% of Net Assets

See Notes to Financial Statements

Schedule of Call Options Written

		Exercise	Number of
Name	Expiration Date	Price	Contracts	Value
Cree Inc.	1/21/06	$25.00	12	$(1,800)
Cree Inc.	3/18/06	$25.00	15	(3,187)
General Motors Corp.	3/18/06	$30.00	30	(6,375)
Human Genome Science Inc.	4/22/06	$10.00	70	(4,725)
Interoil Corp.	3/18/06	$25.00	23	(4,485)
Interoil Corp.	3/18/06	$22.50	30	(7,875)
KFX Inc.	3/18/06	$17.50	40	(6,100)
KFX Inc.	6/17/06	$17.50	20	(4,450)
Meridian Resource	4/22/06	$5.00	100	(6,000)
Movie Gallery Inc.	3/18/06	$10.00	45	(3,038)
Netgear Inc.	6/17/06	$22.50	20	(4,250)
Newmont Mining Corp.	1/21/06	$40.00	20	(8,600)
Newmont Mining Corp.	1/21/06	$45.00	4	(730)
QLT Inc.	3/18/06	$7.50	35	(2,538)
QLT Inc.	6/17/06	$7.50	50	(5,000)
TOTAL CALL OPTIONS WRITTEN (Premiums received $70,456)				$(69,153)

Schedule of Put Options Written

		Exercise	Number of
Name	Expiration Date	Price	Contracts	Value
Netflix Inc.	3/18/06	$22.50	10	$(2,100)
Netgear Inc.	6/17/06	$17.50	50	(9,500)
S&P Future	6/16/06	$1,000.00	17	(34,425)
TOTAL PUT OPTIONS WRITTEN (Premiums received $67,575)				$(46,025)

Schedule of Securities Sold Short

Name	Shares	Value
Movie Gallery Inc	9,000	$(62,640)
Texas Roadhouse Inc.*	6,000	(94,440)
TOTAL SECURITIES SOLD SHORT (Proceeds $176,791)		$(157,080)

Outstanding Futures Contracts

			Unrealized
		Number of	Appreciation
Description	Expiration Date	Contracts	(Depreciation)
CONTRACTS TO SELL
US Long Bond	12/30/05	1	$(470)
			$(470)

See Notes to Financial Statements

STATEMENT of ASSETS & LIABILITIES

October 31, 2005

Multi-Strategy Fund
Assets
Investments, at value (Cost - $28,767,215)	$28,760,303
Cash	832,930
Dividends receivable	3,951
Interest receivable	136
Receivable for portfolio shares sold	6,289
Receivable for investments sold	15,522
Total Assets	29,619,131

Liabilities
Securities sold short (Proceeds $176,791)	157,080
Call options written at value (premiums received $70,456)	69,153
Put options written at value (premiums received $67,575)	46,025
Futures Contracts	470
Foreign Cash	432,838
Payable for investments purchased	167,349
Payable for portfolio shares redeemed	4,000
Accrued investment advisory fee	63,037
Accrued operating service fee	25,215
Accrued 12b-1 fee	20,726
Other payables	38,523
Total Liabilities	1,024,416
Net Assets	$28,594,715

Composition of Net Assets:
Paid in capital	32,121,953
Accumulated net investment loss	(2,093,670)
Accumulated net realized loss on investments, options, futures contracts, foreign currency transactions and securities sold short	(1,468,750)
Net unrealized appreciation in value of investments, options, futures contracts, securities sold short and translation of assets and liabilities denominated in foreign currencies	35,182
Net Assets	$28,594,715

Net Asset Value Per Share
Net Assets	$28,594,715
Shares of common stock outstanding (300,000,000 shares authorized at $0.001 par value)	3,119,194
Net asset value and redemption price per share	$9.17

See Notes to Financial Statements

STATEMENT of OPERATIONS

For the Year Ended October 31, 2005

Multi-Strategy Fund
Investment Income
Dividends (net of foreign withholding taxes of $2,960)	$144,264
Interest	534,095
Other income	4,096
Total Income	682,455

Expenses
Investment advisory fee	967,840
Operating service fee	387,136
12b-1 fee	387,136
Dividend expense - short sales	1,505
Interest expense - swap	55,194
Miscellaneous	23,228
Total Expenses	1,822,039
Net Investment loss	(1,139,584)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(363,762)
Futures contracts	(160,419)
Foreign currency transactions	(3,072)
Securities sold short	95,457
Change in net unrealized appreciation/depreciation on investments securities, futures contracts, foreign currency transactions and securities sold short	1,012,737
Net gain on investments, futures, foreign currency transactions and securities sold short	580,941
Net Decrease in Net Assets From Operations	$(558,643)

See Notes to Financial Statements

STATEMENTS of CHANGES in NET ASSETS

	Multi-Strategy Fund
		For the Period
	For the Year Ended	1/21/04 (inception)
	10/31/05	to 10/31/04
Operations
Net investment loss	$(1,139,584)	$(954,086)
Net realized gain (loss) on:
Investment securities	(363,762)	(1,050,657)
Futures contracts	(160,419)	—
Foreign currency transactions	(3,072)	—
Securities sold short	95,457	13,703
Change in net unrealized appreciation/depreciation on investment securities, futures contracts, foreign currency transactions and securities sold short	1,012,737	(977,555)
Net decrease in net assets from operations	(558,643)	(2,968,595)

Share Transactions (Note 2)
Proceeds from sales of shares	4,426,281	55,892,955
Cost of shares redeemed	(22,517,860)	(5,783,208)
Redemption fees	1,284	2,501
Net increase (decrease) in net assets from share transactions	(18,090,295)	50,112,248
Net increase (decrease) in net assets	(18,648,938)	47,143,653

Net Assets
Beginning of period	47,243,653	100,000
End of period *	$28,594,715	$47,243,653

*Includes accumulated net investment loss of:	$(2,093,670)	$(954,086)

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

	Multi-Strategy Fund
		For the Period
	For the Year Ended	1/21/04 (inception)
	10/31/05	to 10/31/04

Selected Per-Share Data
Net asset value - beginning of period	$9.31	$10.00
Income from investment operations:
Net investment loss	(0.48)	(0.19)
Net realized and unrealized gain (loss) on investments	0.34	(0.50)
Total from investment operations	(0.14)	(0.69)
Net asset value - end of period	$9.17	$9.31

Total Return (2)	(1.50)%	(6.90	)%(3)

Ratios and Supplemental Data
Net assets, end of period (000)	$28,595	$47,244
Ratio of expenses to average net assets (excluding dividends/interest on short sales/swaps)	4.57%	4.12	%(1)
Ratio of expenses to average net assets	4.71%	4.73	%(1)
Ratio of expenses to average net assets without fee waivers (excluding dividends/interest on short sales/swaps)	4.57%	4.53	%(1)
Ratio of expenses to average net assets without fee waivers	4.71%	5.14	%(1)
Ratio of net investment income to average net assets	(2.95)%	(3.72	)%(1)
Ratio of net investment income to average net assets without fee waivers	(2.95)%	(4.13	)%(1)
Portfolio turnover rate	120%	1014%

(1) Annualized.

(2) Total returns for less than one year are not annualized.

(3) Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements

NOTES to FINANCIAL STATEMENTS

October 31, 2005

1.              Significant Accounting and Operating Policies  Agile Funds, Inc., an open-end registered investment company (the “Company”) was organized as a Maryland corporation by Articles of Incorporation dated February 12, 2003. The Company currently offers one series of shares to investors, the Agile Multi-Strategy Fund (the “Fund”). The Fund is a non-diversified series with an investment objective to achieve consistent absolute returns with low correlation to traditional financial market indices. The Fund commenced operations on January 21, 2004. The Articles of Incorporation permit the Directors to create additional funds and classes.

The following summarizes the significant accounting policies of the Fund.

Security Valuation: The net asset value of Fund shares is determined as of the close of the regular session of trading on the NYSE (usually 4:00 p.m. Eastern Time), on each day the NYSE is open for business. Each determination will be made by valuing portfolio securities, including open short positions, puts and calls, and futures contracts, which are traded on the various exchanges including the NASDAQ National Market System or similar electronic exchange, at the last reported sales price; by valuing portfolio securities for which a quote is readily available at the last quoted price; by valuing portfolio securities for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and by valuing portfolio securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Board of Directors, although others may do the actual calculation. The valuation assigned to fair-valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign Securities: Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are primarily traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors.

Futures Contracts: A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell stock index futures contracts, interest rate futures contracts, currency futures and other commodity futures. The Fund may also buy or write put or call options on these futures contracts.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund periodically. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options: The Fund may write put and call options. When the Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities, which is included in the Annual and Semi-Annual reports to shareholders, as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase put and call options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities, which is included in the Annual and Semi-Annual reports to shareholders, as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Written option activity as of October 31, 2005 was as follows:

	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, October 31, 2004	—	—	—	—
Options written	2,754	$456,473	250	$115,591
Options exercised or closed	(2,217)	(373,871)	(151)	(37,082)
Options expired	(23)	(12,146)	(22)	(10,934)
Outstanding, October 31, 2005	514	$70,456	77	$67,575

Swap Agreements: The Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return or exposure to certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities. Swap agreements are two party contracts in which the parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index. Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the Counterparty is obligated to pay the amount of any net depreciation. The Fund records an increase or decrease to realized gain (loss), in the amount due to or owed by the Fund at termination or settlement.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Income Taxes: The Fund complies with the requirements under Subschapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

Distributions to Shareholders: Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Other: Investment security transactions are accounted for on a trade-date basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined using the specific identification method for financial reporting and income tax purposes. Income, fees and expenses, and realized and unrealized gains and losses are allocated daily to the Fund’s outstanding shares.

2.     Shares of Beneficial Interest  On October 31, 2005 there were 300,000,000 shares of $.001 par value common stock authorized for the Fund. Transactions in shares of common stock were as follows:

	Multi-Strategy Fund
	For the Year Ended	For the Period Ended
	October 31, 2005	October 30, 2004
Shares sold	474,206	5,663,250
Shares issued as reinvestment of dividends	—	—
Shares redeemed	(2,428,931)	(589,331)
Net increase (decrease) in shares	(1,954,725)	5,073,919

3.              Investment Transactions  Purchases and sales of investment securities, other than short-term securities, for the period ended October 31, 2005, aggregated $26,798,869 and $27,597,815, respectively.

4.              Federal Income Taxation and Distributions  At October 31, 2005, the cost of securities on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

Multi-Strategy Fund
Cost of investments	$28,799,760
Gross unrealized appreciation	$401,362
Gross unrealized depreciation	(412,921)
Net unrealized depreciation on investments	$(11,559)

As of October 31, 2005, the components of accumulated deficit on a tax basis were as follows:

Multi-Strategy Fund
Undistributed ordinary income (loss)	$(2,093,670)
Net realized capital losses	(401,295)
Net unrealized depreciation	2,637
Total accumulated deficit	$(2,492,328)

The Fund’s federal income tax capital loss carry forwards of $401,295 and $1,034,910 expire in 2012 and 2011, respectively. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Distributions paid to shareholders are based on the net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses, capital losses related to sales of securities within 30 days of purchase, cost of investments sold and net capital losses. For the fiscal period ending October 31, 2005, the Fund did not have any income or capital gain distributions.

5.              Investment Advisory, Sub-Advisory and Operating Agreements  Tactical Allocation Services, Inc. (“Tactical”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust. As compensation for its services to the Fund, Tactical receives an annual investment advisory fee of 2.5% based on the Fund’s average daily net assets. Tactical, in its capacity as adviser has entered into sub-advisory agreements with Robert Grey Registered Investment Adviser doing business as Denver Money Manager, Compass Fund Management, LLC, Quantative Equity Securities, LLC, Centaur Capital Partners, L.P., Brantley Asset Management, LLC and Schreiner Capital Management, Inc. to manage a portion of the investments of the Fund. Tactical pays each sub-advisor an annual negotiated fee out of its investment advisory fee received pursuant to the applicable Investment Advisory Agreement.

The Trust has entered into an Operating Services Agreement with Tactical to provide all day to day services to the Fund. The Fund will pay Tactical an annual operating service fee of 1.00% of the Fund’s daily net assets.

6.              Distributor  The Directors have adopted a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Fund. Under the plan, ALPS Distributors, Inc. (“ADI”), the Distributor, receives a combined annual rate of 1.00% of the average daily net assets of the Fund, consisting of a 0.75% asset-based sales charge fee and a 0.25% service charge fee. ADI under the distribution and service plan, will pay all or a portion of this fee to financial intermediaries and other third parties including Greenberg and Associates Securities, Inc., an affiliated broker-dealer of the investment advisor, as compensation for their ongoing sales support services.

7.              Agile Dynamic Fund Linked Warrant  At October 31, 2005, the Fund was invested in Agile Dynamic Fund Linked Warrants. Each warrant entitles the Fund to receive from Societe Generale Warrants Limited N.V. (the “Issuer”), a cash settlement amount linked to the performance of the Agile Dynamic Fund (“ADF”), a hypothetical reference portfolio selected by Tactical. The warrants will expire, and will be deemed exercised automatically on February 2, 2009.

The investment objective of ADF is to seek capital appreciation over the medium term. Tactical has currently selected a reference portfolio consisting of a diversified basket of alternative investment strategies.

The settlement amount in respect of each warrant is an amount equal to the greater of zero or the product of (a) $100,000, the notional amount of each warrant and (b) the difference between the settlement price and the exercise price.

The settlement price in respect of a warrant is expressed as a percentage of the appreciation or depreciation of the underlying units of ADF. The units are valued on a daily basis on the fair value of ADF’s underlying investments. The exercise price, in respect of each warrant, is 75%.

The value of the Reference Portfolio is determined by the Issuer. At October 31, 2005, the Reference Portfolio consists of investments in individually managed accounts stated at an estimated fair value, which generally represent the Fund’s proportional share of the managed accounts. However, due to inherent uncertainty of valuations, the estimated values may differ significantly from the values that would have been obtained had a ready market for the managed accounts or the Warrants itself existed, and the differences could be material. The Fund also may have risk associated with its concentration of investments in one geographic region and in certain industries.

Additionally, the Fund is exposed to concentration and counterparty risks because a substantial amount of its assets are invested in the Warrant with the Issuer. In the event that the Issuer should fail to honor the terms of the Warrant agreement, the Fund may not have immediate access to the value of its investment.

Under the terms of the Warrant, the Fund has no legal or beneficial ownership interest in the Reference Portfolio.

Certain information for Reference Portfolio components underlying the Warrant is disclosed below.

Reference Portfolio	% of Net	10/31/05	Investment
Components	Assets	Fair Value	Objective
Component 1	5.60%	$1,599,734	Event Driven & Risk Arbitrage
Component 2	5.71%	1,631,835	Event Driven & Risk Arbitrage
Component 3	5.76%	1,647,850	Event Driven & Risk Arbitrage
Component 4	4.09%	1,170,202	Event Driven & Risk Arbitrage
Component 5	1.95%	556,306	Event Driven & Risk Arbitrage
Component 6	5.64%	1,611,734	Fixed Income Arbitrage
Component 7	5.34%	1,527,976	Fixed Income Arbitrage
Component 8	1.43%	409,970	Fixed Income Arbitrage
Component 9	0.78%	223,294	Funds of Hedge Funds
Component 10	0.74%	210,090	Global Macro
Component 11	2.49%	712,005	Long/Short Credit Arbitrage
Component 12	0.69%	195,592	Long/Short Credit Arbitrage
Component 13	2.16%	617,791	Long/Short Equity
Component 14	1.42%	405,312	Long/Short Equity
Component 15	2.42%	692,940	Long/Short Equity
Component 16	0.91%	261,063	Long/Short Equity
Component 17	6.50%	1,860,016	Long/Short Equity
Component 18	3.67%	1,048,718	Long/Short Equity
Component 19	2.15%	614,506	Long/Short Equity
Other Component	14.23%	4,070,266	Unallocated
	73.68%	21,067,200

8.              Concentrations of Credit Risk  The Fund is engaged in various trading and brokerage activities in which counterparties primarily include broker-dealers, banks, and other financial institutions. In the event counterparties do not fulfill their obligations, the Fund may be exposed to risk. The risk of default depends on the creditworthiness of the counterparty or issuer of the instrument. It is the Fund’s policy to review, as necessary, the credit standing of each counterparty.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting Agile Funds at 1-866-842-4553 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

PROXY VOTING

Fund policies and procedures used in determining how to vote proxies relating to fund securities and a summary of proxies voted by the Fund for the period ended June 30, 2005, are available without a charge, upon request, by contacting Agile Funds at 1.866.842.4553 and on the Commission’s website at http://www.sec.gov.

INVESTMENT ADVISORY AGREEMENT

On September 23, 2005, the Board of Directors (the “Board”) met in person to discuss, among other things, the renewal of the Advisory Agreement (“Advisory Agreement”) between the Agile Funds, Inc. (the “Company”), on behalf of the Fund and Tactical Allocation Services, Inc. ( “Tactical” or the “Adviser”). As part of its review, the Board reviewed materials furnished by Tactical and third parties, and considered, among other things, the following material factors (although no one factor or subset of factors was dispositive with respect to their decision to renew the existing advisory agreement with Tactical):

Nature, Extent, and Quality of Services to be Performed by the Adviser.  The Board discussed various topics relating to the Adviser’s business, including the relevant agreements with the Fund, the Adviser’s regulatory filings, and the Adviser’s financial statement; the Adviser’s personnel, operations, and related compensation arrangements; and the portfolio team members responsible for the Fund’s investments. The Board discussed the Adviser’s approaches to best execution, noting that soft dollars are prohibited for the Fund, and discussed the Adviser’s and the Fund’s policies and procedures. The Board concluded that, based on analysis of the information described above, the nature, extent, and quality of services to be performed by the Adviser would be beneficial to the Fund shareholders, and that the Adviser had the institutional capabilities to deliver those services.

Amount and Nature of Fees to be Paid to the Adviser, and Comparison of Services and Fees with other Similar Arrangments.  The Board discussed with the Adviser the compensation arrangements that the Adviser has with its other large clients, and the profitability of Fund operations to the Adviser. The Board noted that the information provided by the Adviser indicated that the costs incurred by the Adviser under the Operating Services Agreement make the Fund unprofitable for the Adviser at this time although, as the Fund grows, these fixed costs would be amortized over a larger asset base, and there would be the potential for the Fund to become a profit center for the Adviser under the current contractual arrangements. The Board concluded that the current sample size of funds employing investment strategies similar to those of the Fund is very small, and that the Fund’s overall fees, while slightly higher, were not unreasonable.

Investment Performance.  The Board discussed the investment performance of the Fund relative to other investment products advised by the Adviser and relative to similar funds. The Board discussed the similarities and differences between the Fund and these other products.  The Board concluded that the short-term performance to date, while slightly negative, should not be overemphasized given the relatively short period during which the Fund has been in existence.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale in relation to the Advisory Agreement. The Board concluded that the Fund is currently too small to benefit from any economies of scale, and that the Operating Services Agreement, at present, helps to equitably protect the Fund from the lack of economies of scale at this time.

Ancillary Benefits.  The Board recognized that the Adviser may receive profits through the Operating Services Agreement if the asset size of the Fund were to increase, and that certain affiliates of the Adviser receive Rule 12b-1 payments from the Fund. The Board noted that the Adviser and subadvisers are prohibited from use of “soft” commission dollars to pay for research and brokerage services. The Board considered whether there were any other intangible benefits that would accrue to the Adviser by virtue of its relationship with the Fund, and determined that there were none. The Board concluded that these ancillary benefits were consistent with regulatory requirements and were likely to benefit the Fund.

Based upon such information as the Board considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the material factors listed above, and after much discussion, the Board unanimously approved the continuation of the Advisory Agreement between the Company and Tactical for a one-year period ending September 30, 2006.

DIRECTORS

The following is a list of the directors and executive officers of the Company and their principal occupations over the last five years. Except for their service on the Company’s Board of Directors, the independent directors named below have not held any positions during the past two years with the Fund; any investment company; any investment adviser; any underwriter of the Fund; or any affiliate of the Fund or its investment advisers or underwriters.

Independent Directors

	Position with	Principal Occupation	Other
Name, Age and Address	Agile Funds, Inc.	During the Past 5 years	Directorships

Geoffrey T. Pavlic (38) 300 E. Maple Rd., Suite 200 Birmingham, MI 48009	Director	Mr. Pavlic has practiced law since 1995, and is currently an attorney with Pepper Hamilton, LLP	None

Larry F. Pisciotta (63) 6911 S. Yosemite Street Englewood, CO 80012	Director	Founder and President of Brakes Plus®	None

	Position with	Principal Occupation	Other
Name, Age and Address	Agile Funds, Inc.	During the Past 5 years	Directorships

Daniel L. Swires (50) 9830 Isabelle Road Lafayette, CO 80026	Director	Certified Public Accountant with Daniel L. Swires, CPA	None

Interested Directors and Officers

	Position with	Principal Occupation	Other
Name, Age and Address	Agile Funds, Inc.	During the Past 5 years	Directorships

Timothy Barnett (32) 4909 Pearl East Circle Suite 300 Boulder, CO 80301	Director	Timothy Barnett has served as the Vice President of the Adviser since January 2003. In addition, Mr. Barnett is currently the Treasurer of Greenberg & Associates, Inc.	None

Michael Brady (36) 4909 Pearl East Circle Suite 300 Boulder, CO 80301	Chief Financial Officer, Treasurer and Secretary

Michael Brady has served as the President of the Adviser since 1996. Mr. Brady has been the President of Agile  Group, LLC, a registered investment adviser, since 2001. In addition, Mr. Brady has been a Vice President and Secretary of Greenberg & Associates Securities, Inc., an NASD member broker/dealer, since 1996.

None

Neal R. Greenberg (50) 4909 Pearl East Circle Suite 300 Boulder, CO 80301	Senior Portfolio Manager & Director

Neal R. Greenberg has served as the Chief Executive Officer of the Adviser and on the Adviser’s Board of Directors since 1996. In addition, Mr. Greenberg has been the President of Greenberg & Associates, Inc., a registered investment adviser, since 1990. Since 2001, Mr. Greenberg has been the Chief Executive Officer of Agile, LLC, a registered investment adviser. Since 1996, Mr. Greenberg has been the President and Treasurer of Greenberg & Associates Securities, Inc., an NASD member broker/dealer.

None

Marc Nicolay (30) 4909 Pearl East Circle Suite 300 Boulder, CO 80301	President and Chief Executive Officer	Marc Nicolay has not served in any executive capacity with the Adviser. Mr. Nicolay has been employed by affiliates of the Adviser since 1997.	None

Paul Ramer (30) 4909 Pearl East Circle Suite 300 Boulder, CO 80301	Vice President and Chief Compliance Officer	Paul Ramer has not served in any executive capacity with the Adviser. Mr. Ramer has been employed by affiliates of the Adviser since 1998.	None

Item 2.  Code of Ethics.

(a)           The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)           Not applicable.

(c)           During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)         During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Directors has designated Mr. Daniel L. Swires as the Registrant’s “audit committee financial experts.” Mr. Swires is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  For the Registrant’s fiscal years ended October 31, 2005 and October 31, 2004, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $18,000 and $15,000, respectively.

(b)                                 Audit-Related Fees:  For the Registrant’s fiscal years ended October 31, 2005 and October 31, 2004, the aggregate fees billed for professional services rendered by the principal accountant for review of the January 31, 2005 and the July 31, 2005 unaudited N-Q reports and the April 30, 2005 Semi-Annual report were $7,700 and $0, respectively.

(c)                                  Tax Fees:  For the Registrant’s fiscal years ended October 31, 2005 and October 31, 2004, aggregate fees of $5,700, and $2,000, respectively, were billed for professional services rendered by the principal accountant for tax compliance.  These services consisted of the review or preparation of U.S. federal and state tax returns, assistance regarding statutory, regulatory or administrative developments, and tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d)                                 All Other Fees:  For the Registrant’s fiscal years ended October 31, 2005 and October 31, 2004, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)                    Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)                    No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 Not applicable.

(h)                                 Not applicable.

Item 5.    Audit Committee of Listed Registrants.

Not applicable

Item 6.   Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                         Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to Vote of Security Holders.

There has been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.   Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)           There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)               The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit 99.CODE to the registrant’s Form N-CSR dated January 7, 2005, for its fiscal year ended October 31, 2004, filed electronically with the Securities and Exchange Commission.

(a)(2)              The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)              Not applicable.

(b)         The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AGILE FUNDS, INC.

By:	/s/ Marc Nicolay
Marc Nicolay
President (Principal Executive Officer)

Date:	January 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc Nicolay
Marc Nicolay
President (Principal Executive Officer)

Date:	January 9, 2006

By:	/s/ Michael Brady
Michael Brady
Treasurer (Principal Financial Officer)

Date:	January 9, 2006